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                                                                    EXHIBIT 23.1

INDEPENDENT AUDITORS' CONSENT

     The Board of Directors and Shareholders Federated Department Stores, Inc.:

     We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the registration statement.





Cincinnati, Ohio                        KPMG LLP
November 13, 2001